                                                                    EXHIBIT 10.1

                                LICENSE AGREEMENT

      This License Agreement (the "License") is made and entered into this 30th day of August, 2002 (the "Effective Date"), by and between VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation, whose address is 1800 Moler Road, Columbus, Ohio 43207 ("VCDS"), and SHONAC CORPORATION, an Ohio corporation, whose address is 4150 East Fifth Avenue, Columbus, Ohio 43219 ("Shonac").

                                    RECITALS

      A. Crossings at Hobart - I LLC, an Ohio limited liability company ("Master Landlord") is the fee owner of certain real property located in the City of Merrillville, State of Indiana, legally described on Exhibit "A" hereto (the "Shopping Center Parcel");

      B. Master Landlord is the lessor under that certain Lease ("Master Lease") dated as of May 18th, 1994, between Master Landlord and Service Merchandise Company, Inc. (the "Service Merchandise") for 50,000 square feet of premises in the Shopping Center Parcel, as depicted in Exhibit "B" attached hereto and made a part hereof ("premises"), which premises is part of the Shopping Center Parcel;

      C. Service Merchandise filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on March 27, 1999. Pursuant to that certain order by the United States Bankruptcy Court for TN, Service Merchandise and Jubilee Limited Partnership, an Ohio limited partnership ("Landlord") entered into a certain Assignment and Assumption Agreement dated July 2, 2002 (the "Assignment") in which Service Merchandise assigned to Landlord and Landlord assumed from Service Merchandise all of Service Merchandise's right, title and interest as tenant under the Master Lease;

      D. Landlord and VCDS entered into that certain Lease ("Lease") dated August 30th, 2002, demising to VCDS the premises. The Lease is attached hereto and made a part hereof as Exhibit "C" ; and

      E. VCDS desires to license to Shonac and Shonac desires to license from VCDS certain rights, title and interest of VCDS under the Lease with respect to the premises, as provided herein.

                                   AGREEMENTS

      In consideration of the premises and other good and valuable consideration, VCDS and Shonac agree as follows:

                                    ARTICLE I
                               PRELIMINARY MATTERS

      1.1 Defined Terms. Any defined terms used herein shall have the same meaning as set forth in the Lease.

      1.2 Representations and Warranties. VCDS represents and warrants to Shonac that:

        (a) To the best of VCDS's knowledge, neither Landlord nor VCDS are in default under the Lease;

        (b) To the best of VCDS's knowledge, neither Master Landlord nor Landlord are in default under the Master Lease;

        (c)     VCDS has full right, power and authority to make this License;

        (d) To the best of VCDS's knowledge, there is no litigation pending in connection with the Master Lease, the Lease, or the premises;

        (e) To the best of VCDS's knowledge, the documents heretofore provided by VCDS to Shonac represent all agreements related to the Master Lease and Lease

                                   ARTICLE II
                                     LICENSE

      2.1 License and Term. VCDS hereby licenses to Shonac all of VCDS's rights and obligations under the Lease, and Shonac hereby accepts such license and assumes such rights and obligations. The term of this License shall commence on the Effective Date and shall expire on the day preceding the end of the term of the Lease, as the same may be extended, unless sooner terminated in accordance with the terms set forth herein. In the event VCDS receives notice from Shonac of its election to extend the term of the License at least seven (7) months prior to the expiration of the then current term and any Lease renewal options remain, VCDS agrees to timely exercise its right to extend the term of the Lease. VCDS agrees to deliver the premises to Shonac immediately following receipt thereof from Landlord.

      2.2 Lease. Shonac agrees to comply with all terms, provisions, and conditions of VCD Sunder the Lease. VCDS agrees to immediately deliver to Shonac any notices it receives from Landlord regarding the Lease and/or this License. If Shonac fails to perform any of the provisions of the Lease, then, so long as VCDS is liable for performance of obligations under the Lease, VCDS may exercise the rights and remedies available to Landlord under the Lease, provided that VCDS has afforded Shonac the same notice and opportunity to cure, if any, afforded to VCDS under the Lease. Notwithstanding the foregoing, the parties agree that the time period for such cure shall be five (5) days less than the time period set forth in the Lease with respect to monetary obligations and ten
(10) days less than the time period set forth in the Lease with respect to non-monetary obligations. VCDS shall not be entitled to recover from Shonac any amounts Shonac has paid to Landlord on account of VCDS's obligations under the Lease.

      VCDS agrees to enforce all of the obligations of Landlord under the Lease. If VCDS fails to enforce any of the Landlord's obligations under the Lease, then Shonac shall have the same rights and remedies available to VCDS under the Lease, provided that Shonac has afforded to VCDS the same notice and opportunity to cure, if any, afforded to Landlord under the Lease. Shonac agrees to immediately deliver to VCDS any notices it may receive from Landlord regarding the premises and/or this License.

      2.3 Rent. During the Term of this License, Shonac shall have the right to pay all rental amounts due and payable under the Lease directly to Landlord. VCDS agrees to deliver to Shonac, within five (5) days following receipt thereof, any amounts paid to VCDS under the Lease by Landlord, including without limitation, the Tenant Reimbursement set forth in Section 50 of the Lease.

      2.4 Assignment of Warranties and Guaranties. During the term of this License, to the extent assignable, VCDS hereby assigns to Shonac all guaranties and warranties it owns related to the premises. VCDS shall execute such further documents to evidence such transfer as are reasonably requested by Shonac either before or after the Effective Date.

                                   ARTICLE III
                                  MISCELLANEOUS

      3.1 Notices. Notices hereunder shall be given by United States mail, postage prepaid, certified with return receipt requested, by hand delivery or by a nationally recognized overnight courier (with evidence of receipt) and shall be effective upon receipt or refusal of receipt, and shall be addressed to the parties as follows:

        (a)     If intended for VCDS, to:

                   3241 Westerville Road
                   Columbus, Ohio 43224

                   Attn: __________________________________

                with a copy to:

                   1800 Moler Road
                   Columbus, Ohio 43207
                   Attn: Legal Department

        (b)     If intended for Shonac, to:

                   4150 East Fifth Avenue

                   Columbus, Ohio 43219
                   Attn: Real Estate

                with a copy to:

                   Randall S. Arndt, Esq.
                   Schottenstein, Zox & Dunn
                   41 South High Street, Suite 2600
                   Columbus, Ohio 43215

      Address for service of notice may be changed by written notice to the other party.

      3.2 Amendment of Lease. VCDS agrees that it shall not enter into any amendment or modification of the Lease that increases the rent or charges payable under the Lease, increases VCDS's or its predecessor's liabilities or obligations under the Lease, or increases the term of the Lease without the prior written consent of Shonac.

      3.3 Brokers. VCDS and Shonac each warrant to the other that they have not dealt with any broker or agent in connection with the negotiation or execution of this License. VCDS and Shonac shall each indemnify and defend the other against all costs, expenses, attorneys' fees, and other liability for commission or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

      3.4 Third Parties. The agreements herein are for the sole benefit of VCDS and Shonac and no third party is intended to benefit hereby.

      3.5 Counterparts. This License may be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.6 Applicable Law. This License shall be governed by and construed in accordance with the laws of the state in which the premises are located.

      EXECUTED as of the day and year above written.

Signed and acknowledged
in the presence of:                          VCDS:

                                             Value City Department Stores, Inc.,
                                             an Ohio corporation

/s/ Melinda Holmes                           BY: /s/ John C. Rossler
------------------------------                   -------------------
Print Name: Melinda Holmes

                                             ITS: President & CEO
/s/ Tracy L. Snow
------------------------------
Print Name: Tracy L. Snow

STATE OF OHIO                 :
                              : ss.
COUNTY OF FRANKLIN            :

      The foregoing instrument was acknowledged before me this 11 day of September, 2002, by John C. Rossler, President & CEO of Value City Department Stores, Inc., an Ohio corporation, for and on behalf of said corporation.

                                           /s/ Melinda Holmes
                                           -------------------
                                           Notary Public

                                                       MELINDA HOLMES
                                                MY COMMISSION EXPIRES ON 9/17/05
                                                   NOTARY PUBLIC - STATE OF OHIO

                                           SHONAC:

                                           Shonac Corporation,
                                           an Ohio corporation

/s/ Melinda Holmes                         BY: /s/ John C. Russler
-------------------------------                --------------------
Print Name: Melinda Holmes

/s/ Christy Cuschleg                       ITS: President & CEO
-------------------------------
Print Name: Christy Cuschleg

STATE OF OHIO                 :
                              : ss.

COUNTY OF FRANKLIN            :

      The foregoing instrument was acknowledged before me this 30 day of August, 2002, by John C. Rossler, President & CEO of Shonac Corporation, an Ohio corporation, for and on behalf of said corporation.

                                           /s/ Melinda Holmes
                                           -------------------
                                           Notary Public

                                                       MELINDA HOLMES
                                                MY COMMISSION EXPIRES ON 9/17/05
                                                   NOTARY PUBLIC - STATE OF OHIO

JOINDER:

      Landlord hereby joins this License solely for the purpose of agreeing to the following with respect to Shonac: (i) to recognize this License and Shonac's rights thereunder, (ii) to simultaneously deliver to Shonac any notice delivered to VCDS under the Lease, and (iii) to accept the performance by Shonac of any obligations under the Lease on behalf of VCDS including the payment of rental thereunder.

                                           LANDLORD:

                                           Jubilee Limited Partnership,
                                           an Ohio limited partnership

/s/ Edward K. Arndt                        BY: /s/ Jay L. Schottenstein
-------------------------------                ------------------------
Print Name: Edward K. Arndt

/s/ Leslie A. Schutte                      ITS: President
-------------------------------
Print Name: Leslie A. Schutte

STATE OF OHIO           :
                        : ss.
COUNTY OF FRANKLIN      :

      The foregoing instrument was acknowledged before me this 3rd day of September, 2002, by Jay L. Schottenstein, President of Jubilee Limited Partnership, an Ohio limited partnership, for and on behalf of said limited partnership.

                                           /s/ Leslie A. Schutte
                                           ---------------------
                                           Notary Public

                       LESLIE A. SCHUTTE
                 Notary Public, State of Ohio
                     My Commission Expires
                            08-21-06

[NOTARIAL SEAL]


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

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Parcel I: (Fee Simple)

Part of the North 1/2, Section 23, Township 35 North, Range 8 West of the 2nd P.M., in Lake County, Indiana, described [ILLEGIBLE] Commencing at the Northwest corner of said Section 23, thence South 02 degrees 42' 00" East along the West line of said Section 23 a distance of 842.20 feet to the Southerly right-of-way line of the Chesapeake and Ohio Railroad, thence South 62 degrees 42' 00" East along said South line 1615.41 feet, thence South 27 degrees 18' 00" West, 748.26 feet, thence South 88 degrees 25' 00" West, 134.54 feet to the point of beginning of this described parcel thence continuing South 88 degrees 25' 00" West, 326.65 feet, thence South 01 degrees 35' 00" East, 193.56 feet to the Northerly line of U.S. Highway 30, thence Easterly along the Northerly line of said Highway, 309.65 feet, thence North 01 degrees 35' 00" West, 43.06 feet, thence North 88 degrees 25' 00" East, 17.0 feet; thence North 01 degrees 35' 00" West, 150 feet to the point of beginning. Except that part conveyed to the State of Indiana by Warranty Dead recorded September 19, 1978 an Document No. 491229 described as follows: a part of the Northwest Quarter of Section 23, Township 35 North, Range 8 West, Lake County, Indiana, described as follows: commencing at the Northwest corner of said section, thence south 0 degrees 01 minutes 00 seconds West 2,287.90 feet along the West line of said Section to the Southwest corner of the owner's land, thence South 89 degrees 59 minutes 00 seconds East
350.00 feet to the corner of the owner's land, thence South 0 degrees 01 minutes 00 seconds West 196.90 feet along the West line of the owner's land to the North boundary of U.S.R. 30, thence along the boundary of said U.S.R. 30 Easterly
463.51 feet along an arc to the right and having a radius of 53, 814.79 feet and subtended by a long chord having a bearing of South 89 degrees 02 minutes 50 seconds East and a length of 463.51 feet to the point of beginning of this description, thence North 1 degree 11 minutes 58 seconds East 10.00 feet, thence South 88 degrees 46 minutes 26 seconds East 50.01 feet, thence South 1 degree 15 minutes 10 seconds West 10.00 feet to the North boundary of U.S.R. 30, thence along the boundary of said U.S.R. 30 Westerly 50.00 feet along an arc to the left and having a radius of 53,814.79 feet and subtended by; long chord having a bearing of North 88 degrees 46 minutes 26 seconds West and a length of 50.00 feet to the point of beginning.

Parcel II: (Fee Simple)

Part of the North 1/2 Section 23, Township 35 North Range 8 West of the 2nd P.M., in Lake County, Indians, described as: Commencing at the Northwest corner of said Section 23, thence South 02 degrees 42' 00" East along the West line of said Section 23 a distance of 842.20 feet to the Southerly right-of-way line of the Chesapeake and Ohio Railroad, thence South 62 degrees 42' 00" East along said Southerly right-of-way 1845.00 feet to the point of beginning of this described parcel, thence South 27 degrees 18' 00" West, 274.33 feet; thence South 62 degrees 42' 00" East, 4.0 feet; thence South 27 degrees 18' 00" West,
80.00 feet; thence South 62 degrees 42' 00" East, 26.41 feet; thence SOUTH 27 degrees 18' 00" West 275.00 feet; thence North 62 degrees 42' 00" West, 260.0 feet; thence South 27 degrees 18' 00" West, 339.51 feet more of less to the Northerly line of U.S. Highway 30; thence on a curve to the right with radius of 53,817.23 feet a distance of 87.67 feet to the point of curve; thence North 88 degrees 37' 48" CONTINUED

                               SCHEDULE A - PAGE 2

                                                                       EXHIBIT B

                                  [FLOOR PLAN]

                                                                        TOTAL P.